J.P. Morgan Acceptance Corp II ABS-15G

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES
FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name:	AMC Diligence, LLC

Business Name (if Different):

Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	JPMorgan Chase Bank, National Association

Business Name (if Different):

Principal Business Address:	270 Park Avenue, 4th Floor, New York, NY 10017

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions dated September 30, 2024
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 1, 2025
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, December 7, 2023
S&P Global Ratings	Global Methodology And Assumptions: Assessing Pools Of Residential Loans--U.S. And Canada Supplement, Feb 21, 2025

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

By:	Tim Van Houtte

Signature:	/s/ Tim Van Houtte

Date:	April 13, 2026

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on first and second lien home equity line of credit (HELOC) residential mortgages acquired from various parties. The review was conducted on behalf of JPMorgan Chase Bank, National Association (“Client”) during multiple transactions from November 2022 to March 2026 via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between August 2022 and February 2026.

(2) Sample size of the assets reviewed.

The Review was conducted on four thousand eight hundred ninety-five (4,895) loans selected by the Client with an aggregate original principal balance of approximately $791.241 million. Included in the total population were one thousand seven hundred thirty-six (1,736) redraws with an aggregate original principal balance of approximately $285.319 million that had diligence performed on loans in prior securitizations filed by the Client.

(3) Determination of the sample size and computation.

The Review was conducted on 100% of the loan population mentioned above, consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Cash To Borrower	Investor: Qualifying Total Debt Ratio	Original Interest Rate	Purpose
Amortization Term	City	Lien Position	Original Interest Rate Period	Refi Purpose
Amortization Type	Coborrower First Name	LTV Valuation Value	Original Loan Amount	Representative FICO
Appraisal Effective Date	Coborrower Last Name	Margin	Original LTV	State
Appraised Value	Contract Sales Price	Maturity Date	Original P&I	Street
Borrower First Name	Doc Type	Neg Am	Original Term	Zip
Borrower FTHB	First Payment Date	Note/HELOC Agreement Date	Other Financing Junior Total Original Loan Amount
Borrower Last Name	Interest Only	Occupancy	Prepayment Penalty
Borrower SSN	Interest Only Period	Original CLTV	Product Description
Cash From Borrower	Interest Rate Life Floor	Original HLTV	Property Type

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to AMC and/or as directed by Client.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

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Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment or Ownership and Encumbrance report addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

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Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note/HELOC agreement, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

For the loans where a Property Review was performed, if more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period;

vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s).

c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable

i)	failure to provide the applicable home equity initial and account opening disclosures

ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner

d)	Tolerances (§§1026.18, 22 23, and 38):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.

e)	High-cost Mortgage (§§1026.31, 32 and 34):

i)	points and fees threshold test;

ii)	APR threshold test;

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iii)	prepayment penalty threshold test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

g)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

h)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

i)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the mortgage loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

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d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(IV) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(V) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VI) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VII) Federal and state specific late charge and prepayment penalty provisions.

(VIII) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

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In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(X) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note/HELOC Agreement;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1 settlement statement or Line of Credit Closing Statement, if provided;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”) and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were four thousand eight hundred ninety-five (4,895) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable DBRS NRSRO grading criteria, eight hundred fifty-five (855) (17.47%) loans had an overall loan grade of “B”. Thirty-five (35) of the loans with an overall grade of “B” had exceptions across multiple exception types. After all documents were presented, under the applicable S&P NRSRO grading criteria, eight hundred six (806) (16.47%) loans had an overall loan grade of “B”. Twenty-nine (29) of the loans with an overall grade of “B” had exceptions across multiple exception types. After all documents were presented, under the applicable Fitch and Kroll NRSRO grading criteria, eight hundred one (801) (16.36%) loans had an overall loan grade of “B”. Twenty-six (26) of the loans with an overall grade of “B” had exceptions across multiple exception types.

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Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	B	Missing Non-Required Data	122
		Misc. State Level	45
		Missing, Incorrect, or Incomplete Final or Initial 1003	44
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	38
		TILA	15
		State Defect	11
		Missing Disclosure	11
		Missing Application Date	10
		GSE	10
		ATR/QM Defect	7
		State HPML	4
		Compliance	3
		Total Compliance Grade (B) Exceptions:	320
Total Compliance Exceptions:			320
Credit	B	Title	326
		Missing Document	94
		Guideline	58
		Loan Package Documentation	39
		Credit	14
		Borrower and Mortgage Eligibility	12
		Income / Employment	6
		Insurance	5
		Property - Appraisal	5
		Loan Eligibility	2
		Asset	1
		Valuation	1
		Total Credit Grade (B) Exceptions:	563
Total Credit Exceptions:			563
Property	B	Property - Appraisal	63
		Collateral	1
		Total Property Grade (B) Exceptions:	64
Total Property Exceptions:			64
Grand Total:			947

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	Missing Non-Required Data	122
		Misc. State Level	45
		Missing, Incorrect, or Incomplete Final or Initial 1003	44
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	38
		TILA	15
		State Defect	11
		Missing Disclosure	11
		Missing Application Date	10
		GSE	10
		ATR/QM Defect	7
		State HPML	4
		Compliance	3
		Total Compliance Grade (B) Exceptions:	320
Total Compliance Exceptions:			320
Credit	B	Title	326
		Missing Document	94
		Guideline	58
		Loan Package Documentation	39
		Credit	14
		Borrower and Mortgage Eligibility	12
		Income / Employment	6
		Insurance	5
		Property - Appraisal	5
		Loan Eligibility	2
		Valuation	1
		Asset	1
		Total Credit Grade (B) Exceptions:	563
Total Credit Exceptions:			563
Property	B	Appraisal Reconciliation	8
		Collateral	1
		Total Property Grade (B) Exceptions:	9
Total Property Exceptions:			9
Grand Total:			892

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Exception Type	Fitch and Kroll Final Exception Rating	Exception Category	Total
Compliance	B	Missing Non-Required Data	122
		Misc. State Level	45
		Missing, Incorrect, or Incomplete Final or Initial 1003	44
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	38
		TILA	15
		Missing Disclosure	11
		State Defect	11
		GSE	10
		Missing Application Date	10
		ATR/QM Defect	7
		State HPML	4
		Compliance	3
		Total Compliance Grade (B) Exceptions:	320
Total Compliance Exceptions:			320
Credit	B	Title	326
		Missing Document	94
		Guideline	58
		Loan Package Documentation	39
		Credit	14
		Borrower and Mortgage Eligibility	12
		Income / Employment	6
		Property - Appraisal	5
		Insurance	5
		Loan Eligibility	2
		Valuation	1
		Asset	1
		Total Credit Grade (B) Exceptions:	563
Total Credit Exceptions:			563
Property	B	Collateral	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			884

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COMPLIANCE RESULTS SUMMARY

Of the four thousand eight hundred ninety-five (4,895) loans reviewed, under the applicable NRSRO grading criteria, two hundred eighty (280) had a Compliance Review “B” grade. Thirty-six (36) of the loans with an overall grade of “B” had multiple compliance exceptions.

NRSRO Grade	# of Loans	% of Loans
A	4,615	94.28%
B	280	5.72%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Of the four thousand eight hundred ninety-five (4,895) loans reviewed, a Property Review was performed on the one hundred eleven (111) First Lien HELOCs. A property review was not performed on the four thousand seven hundred and eighty-four (4,784) Second Lien HELOCs per client request. Of the one hundred eleven (111) loans reviewed, under the applicable DBRS NRSRO grading criteria, sixty-three (63) loans had a Property Review “B” grade for property/appraisal related issues (see exception detail below). Of the one hundred eleven (111) loans reviewed, under the applicable S&P NRSRO grading criteria, eight (8) loans had a Property Review “B” grade for property/appraisal related issues (see exception detail below). Of the one hundred eleven (111) loans reviewed, under the applicable Fitch and Kroll NRSRO grading criteria, all loans had a Property Review “A” grade for property grade.

DBRS NRSRO Grade	# of Loans	% of Loans
A	48	43.24%
B	63	56.76%
C	0	0.00%
D	0	0.00%

S&P NRSRO Grade	# of Loans	% of Loans
A	103	92.79%
B	8	7.21%
C	0	0.00%
D	0	0.00%

Fitch and Kroll NRSRO Grade	# of Loans	% of Loans
A	111	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

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CREDIT REVIEW RESULTS SUMMARY

Four thousand three hundred forty-eight (4,348) mortgage loans (88.83%) of the total received an “A” Credit Review grade. The five hundred forty-seven (547) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	4,348	88.83%
B	547	11.17%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four thousand eight hundred ninety-five (4,895) mortgage loans reviewed, three thousand nine hundred eighty-two (3,982) (81.35%) mortgage loans had tape discrepancies across forty-two (42) unique data fields. The most common tape discrepancies were Appraised Value (37.63%), Original P&I (36.87%) and Original CLTV (36.85%). AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines. The Original LTV discrepancies were generally due to the tape reflecting the CLTV as the LTV.

Field	# of Loans	% of Loans
Appraised Value	1,842	37.63%
Original P&I	1,805	36.87%
Original CLTV	1,804	36.85%
Original Interest Rate	1,470	30.03%
Investor: Qualifying Total Debt Ratio	891	18.20%
Original LTV	751	15.34%
Property Type	387	7.91%
Original Loan Amount	328	6.70%
Coborrower First Name	263	5.37%
Coborrower Last Name	261	5.33%
Interest Only	203	4.15%
Street	126	2.57%
Cash To Borrower	105	2.15%
Amortization Term	103	2.10%
Borrower First Name	98	2.00%
Original HLTV	96	1.96%
Borrower Last Name	84	1.72%
Representative FICO	75	1.53%
Zip	63	1.29%
City	46	0.94%
LTV Valuation Value	36	0.74%
Refi Purpose	27	0.55%
Contract Sales Price	19	0.39%
Borrower FTHB	15	0.31%
Doc Type	12	0.25%
Amortization Type	12	0.25%
Other Financing Junior Total Original Loan Amount	11	0.22%
Original Term	10	0.20%
Interest Rate Life Floor	10	0.20%
Occupancy	7	0.14%
First Payment Date	7	0.14%
Cash From Borrower	7	0.14%
Borrower SSN	6	0.12%
Margin	4	0.08%
Maturity Date	3	0.06%
# of Units	3	0.06%
Original Interest Rate Period	2	0.04%
PMI Company	2	0.04%
Total Income	1	0.02%
Note Date	1	0.02%
Product Description	1	0.02%
State	1	0.02%

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ADDITIONAL LOAN POPULATION SUMMARY*

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Exempt from ATR	3,013	61.55%	$477,627,258.86	60.36%
N/A	1,882	38.45%	$313,613,390.04	39.64%
Total	4,895	100.00%	$791,240,648.90	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	4,895	100.00%	$791,240,648.90	100.00%
Total	4,895	100.00%	$791,240,648.90	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
2	4,784	97.73%	$772,835,117.90	97.67%
1	111	2.27%	$18,405,531.00	2.33%
Total	4,895	100.00%	$791,240,648.90	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	4,805	98.16%	$777,889,527.90	98.31%
Other-than-first-time Home Purchase	47	0.96%	$9,214,379.00	1.16%
First Time Home Purchase	38	0.78%	$3,246,342.00	0.41%
Cash Out: Debt Consolidation	3	0.06%	$429,000.00	0.05%
Cash Out: Home Improvement/Renovation	1	0.02%	$201,400.00	0.03%
Rate/Term Refinance - Borrower Initiated	1	0.02%	$260,000.00	0.03%
Total	4,895	100.00%	$791,240,648.90	100.00%

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Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	4,225	86.31%	$701,487,343.40	88.66%
181-240 Months	515	10.52%	$69,647,186.50	8.80%
121-180 Months	155	3.17%	$20,106,119.00	2.54%
Total	4,895	100.00%	$791,240,648.90	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	3,055	62.41%	$489,800,026.81	61.90%
PUD	1,280	26.15%	$209,872,693.09	26.52%
Condo, Low Rise	277	5.66%	$38,965,813.00	4.92%
2 Family	154	3.15%	$29,220,535.00	3.69%
3 Family	54	1.10%	$9,760,270.00	1.23%
Condo, High Rise	25	0.51%	$4,107,737.00	0.52%
4 Family	25	0.51%	$5,346,923.00	0.68%
1 Family Attached	22	0.45%	$3,712,751.00	0.47%
Townhouse	3	0.06%	$453,900.00	0.06%
Total	4,895	100.00%	$791,240,648.90	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	4,200	85.80%	$676,883,367.95	85.55%
Investment	599	12.24%	$96,327,395.95	12.17%
Second Home	96	1.96%	$18,029,885.00	2.28%
Total	4,895	100.00%	$791,240,648.90	100.00%

*Tables may not add to 100% due to rounding.

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EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

DBRS Exceptions	# of Loans	Grade Impact	Exception Type
(Missing Data) Last Rate Set Date	120	B	Compliance
Missing Document: Missing Lender’s Initial 1003	44	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	21	B	Compliance
Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	17	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	13	B	Compliance
Fannie Mae 2014 - 3% Points and Fees	10	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	8	B	Compliance
Right of Rescission Not Provided - Purchase HELOC	8	B	Compliance
Alternate source used for application date	7	B	Compliance
General Ability To Repay Provision Investor Qualification Method not Matching ATR	7	B	Compliance
Truth in Lending Act (HELOC): Fee amounts for testing were sourced from one or more fee documents in file containing higher amounts than that reflected on HELOC Agreement.	5	B	Compliance
(TX50(t)(5)) (The lender/Assignee cannot conclusively rely on the Value on the Acknowledgement of Fair Market Value as the loan file does not contain an Appraisal).	5	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	5	B	Compliance
Minnesota Tangible Net Benefit Disclosure	5	B	Compliance
Minnesota Tangible Net Benefit Disclosure Signed by Borrower	5	B	Compliance
Ohio Consumer Sales Practices Act (No Documentation of Tangible Net Benefit Analysis)	4	B	Compliance
Wyoming Uniform Consumer Credit Code (Statement of Rate Not Provided)	4	B	Compliance
90 Day RNY has been discontinued effective June 1, 2024. Most recent available index value used for bona fide discount point testing.	3	B	Compliance
HELOC Fees Used For Testing	2	B	Compliance
Acknowledgement of Borrower Receipt of Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
Missing Initial Loan Application Test	2	B	Compliance
(State HPML) Connecticut Non-Prime Home Loan (APR Exceeds Non-Prime Threshold)	2	B	Compliance
Disbursement Date Missing Test	2	B	Compliance
(State High Cost) New York High-Cost Loan (Points and Fees)	1	B	Compliance
Colorado Home Loan (Tangible Net Benefit Disclosure Not Provided)	1	B	Compliance
South Carolina Home Loan (Complaint Agency Disclosure Not Provided)	1	B	Compliance
Right of Rescission Timing HELOC - Receipt Date Missing	1	B	Compliance
Notice of Right To Cancel Not Provided to All Required Parties	1	B	Compliance
Right of Rescission Timing - Note Date used as Transaction Date	1	B	Compliance
(State High Cost) Georgia High-Cost Loan (Points and Fees)	1	B	Compliance
(State HPML Disclosure) Connecticut Non-Prime Home Loan (Counseling Notice Not Provided Timely)	1	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Retained by Lender)	1	B	Compliance
(State HPML Disclosure) Connecticut Non-Prime Home Loan (Counseling Notice Not Provided)	1	B	Compliance
Notice of Right to Cancel Missing	1	B	Compliance
(City High Cost) xxxx Threshold Loan (Points and Fees)	1	B	Compliance

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(County High Cost) xxxx County Threshold Loan (Points and Fees)	1	B	Compliance
Missing Initial Loan Application Testing	1	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	1	B	Compliance
Ohio Consumer Sales Practices Act (Ability to Repay not Verified)	1	B	Compliance
Wyoming Uniform Consumer Credit Code (Charge for Insurance without Meeting Required Conditions)	1	B	Compliance
(State High Cost) New Jersey High-Cost Loan (Points and Fees)	1	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided)	1	B	Compliance
Title Policy Coverage is less than Original Loan Amount.	246	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	80	B	Credit
Missing Document: 1007 Rent Comparison Schedule not provided	79	B	Credit
Ineligible Property Type.	32	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	23	B	Credit
Credit Exception:	13	B	Credit
Guideline Requirement: Combined High loan to value discrepancy.	12	B	Credit
REO Documents are missing.	10	B	Credit
Guideline Requirement: Maximum Line Limit discrepancy.	8	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	7	B	Credit
Title search shows negative impact on title.	5	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	4	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	4	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	4	B	Credit
Incomplete Document: 1003 Initial - Lender’s is incomplete	4	B	Credit
Borrower has been on current job less than 2 years, and prior employment history was not documented as required.	3	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	3	B	Credit
Minimum of 600 square feet of gross living area required per company guidelines.	2	B	Credit
Housing history reflects lates that do not meet guidelines.	2	B	Credit
Appraisal is required to be in name of Lender	2	B	Credit
Subject Property is greater than 10 acres.	2	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has not been inspected.	2	B	Credit
Income Docs Missing:	2	B	Credit
1003 Error: Birth Date was not provided	1	B	Credit
Missing Document: AVM not provided	1	B	Credit
Guideline Issue: Bankruptcy timeline outside of credit guidelines	1	B	Credit
Missing Document: Verification of Rent (VOR) / Verification of Mortgage (VOM) not provided	1	B	Credit
Loan originated as Primary residence, yet URLA declarations indicates borrower will not occupy.	1	B	Credit

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Subject is a non-standard property type.	1	B	Credit
Valuation Issue: Subject use is illegal for zoning.	1	B	Credit
Available for Closing is insufficient to cover Cash From Borrower.	1	B	Credit
Loans cannot close in Trust.	1	B	Credit
Miscellaneous Credit (Non-Material):	1	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	1	B	Credit
The borrower is self-employed. Guidelines require verification of the borrower’s business within 30 days of the note date.	1	B	Credit
Insurance address does not match Note address.	1	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	1	B	Credit
Loan is to be securitized. No appraisal or hybrid interior appraisal was provided with an effective date between application date and note date. Sec ID: 372	63	B	Property
Appraiser has disciplinary action with an end date within a year of appraisal effective date.	1	B	Property

S&P Exceptions	# of Loans	Grade Impact	Exception Type
(Missing Data) Last Rate Set Date	120	B	Compliance
Missing Document: Missing Lender’s Initial 1003	44	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	21	B	Compliance
Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	17	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	13	B	Compliance
Fannie Mae 2014 - 3% Points and Fees	10	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	8	B	Compliance
Right of Rescission Not Provided - Purchase HELOC	8	B	Compliance
Alternate source used for application date	7	B	Compliance
General Ability To Repay Provision Investor Qualification Method not Matching ATR	7	B	Compliance
Truth in Lending Act (HELOC): Fee amounts for testing were sourced from one or more fee documents in file containing higher amounts than that reflected on HELOC Agreement.	5	B	Compliance
(TX50(t)(5)) (The lender/Assignee cannot conclusively rely on the Value on the Acknowledgement of Fair Market Value as the loan file does not contain an Appraisal).	5	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	5	B	Compliance
Minnesota Tangible Net Benefit Disclosure	5	B	Compliance
Minnesota Tangible Net Benefit Disclosure Signed by Borrower	5	B	Compliance
Ohio Consumer Sales Practices Act (No Documentation of Tangible Net Benefit Analysis)	4	B	Compliance
Wyoming Uniform Consumer Credit Code (Statement of Rate Not Provided)	4	B	Compliance
90 Day RNY has been discontinued effective June 1, 2024. Most recent available index value used for bona fide discount point testing.	3	B	Compliance

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HELOC Fees Used For Testing	2	B	Compliance
Acknowledgement of Borrower Receipt of Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
Missing Initial Loan Application Test	2	B	Compliance
(State HPML) Connecticut Non-Prime Home Loan (APR Exceeds Non-Prime Threshold)	2	B	Compliance
Disbursement Date Missing Test	2	B	Compliance
(State High Cost) New York High-Cost Loan (Points and Fees)	1	B	Compliance
Colorado Home Loan (Tangible Net Benefit Disclosure Not Provided)	1	B	Compliance
South Carolina Home Loan (Complaint Agency Disclosure Not Provided)	1	B	Compliance
Right of Rescission Timing HELOC - Receipt Date Missing	1	B	Compliance
Notice of Right To Cancel Not Provided to All Required Parties	1	B	Compliance
Right of Rescission Timing - Note Date used as Transaction Date	1	B	Compliance
(State High Cost) Georgia High-Cost Loan (Points and Fees)	1	B	Compliance
(State HPML Disclosure) Connecticut Non-Prime Home Loan (Counseling Notice Not Provided Timely)	1	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Retained by Lender)	1	B	Compliance
(State HPML Disclosure) Connecticut Non-Prime Home Loan (Counseling Notice Not Provided)	1	B	Compliance
Notice of Right to Cancel Missing	1	B	Compliance
(City High Cost) xxxx Threshold Loan (Points and Fees)	1	B	Compliance
(County High Cost) xxxx County Threshold Loan (Points and Fees)	1	B	Compliance
Missing Initial Loan Application Testing	1	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	1	B	Compliance
Ohio Consumer Sales Practices Act (Ability to Repay not Verified)	1	B	Compliance
Wyoming Uniform Consumer Credit Code (Charge for Insurance without Meeting Required Conditions)	1	B	Compliance
(State High Cost) New Jersey High-Cost Loan (Points and Fees)	1	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided)	1	B	Compliance
Title Policy Coverage is less than Original Loan Amount.	246	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	80	B	Credit
Missing Document: 1007 Rent Comparison Schedule not provided	79	B	Credit
Ineligible Property Type.	32	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	23	B	Credit
Credit Exception:	13	B	Credit
Guideline Requirement: Combined High loan to value discrepancy.	12	B	Credit
REO Documents are missing.	10	B	Credit
Guideline Requirement: Maximum Line Limit discrepancy.	8	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	7	B	Credit
Title search shows negative impact on title.	5	B	Credit

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Public Records/Collections/Charge Off does not meet guidelines.	4	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	4	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	4	B	Credit
Incomplete Document: 1003 Initial - Lender’s is incomplete	4	B	Credit
Borrower has been on current job less than 2 years, and prior employment history was not documented as required.	3	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	3	B	Credit
Minimum of 600 square feet of gross living area required per company guidelines.	2	B	Credit
Housing history reflects lates that do not meet guidelines.	2	B	Credit
Appraisal is required to be in name of Lender	2	B	Credit
Subject Property is greater than 10 acres.	2	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has not been inspected.	2	B	Credit
Income Docs Missing:	2	B	Credit
1003 Error: Birth Date was not provided	1	B	Credit
Missing Document: AVM not provided	1	B	Credit
Guideline Issue: Bankruptcy timeline outside of credit guidelines	1	B	Credit
Missing Document: Verification of Rent (VOR) / Verification of Mortgage (VOM) not provided	1	B	Credit
Loan originated as Primary residence, yet URLA declarations indicates borrower will not occupy.	1	B	Credit
Subject is a non-standard property type.	1	B	Credit
Valuation Issue: Subject use is illegal for zoning.	1	B	Credit
Available for Closing is insufficient to cover Cash From Borrower.	1	B	Credit
Loans cannot close in Trust.	1	B	Credit
Miscellaneous Credit (Non-Material):	1	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	1	B	Credit
The borrower is self-employed. Guidelines require verification of the borrower’s business within 30 days of the note date.	1	B	Credit
Insurance address does not match Note address.	1	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	1	B	Credit
Loan is to be securitized. Multiple valuations were provided, one of which does not support value. One or more secondaries support value. No CU or LCA providing relief are in evidence. Sec ID: 200	6	B	Property
Loan is to be securitized. Multiple valuations were provided, one of which does not support value. One or more secondaries support value. No CU or LCA providing relief are in evidence. Sec ID: 202	2	B	Property
Appraiser has disciplinary action with an end date within a year of appraisal effective date.	1	B	Property

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Fitch and Kroll Exceptions	# of Loans	Grade Impact	Exception Type
(Missing Data) Last Rate Set Date	120	B	Compliance
Missing Document: Missing Lender’s Initial 1003	44	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	21	B	Compliance
Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	17	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	13	B	Compliance
Fannie Mae 2014 - 3% Points and Fees	10	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	8	B	Compliance
Right of Rescission Not Provided - Purchase HELOC	8	B	Compliance
Alternate source used for application date	7	B	Compliance
General Ability To Repay Provision Investor Qualification Method not Matching ATR	7	B	Compliance
Truth in Lending Act (HELOC): Fee amounts for testing were sourced from one or more fee documents in file containing higher amounts than that reflected on HELOC Agreement.	5	B	Compliance
(TX50(t)(5)) (The lender/Assignee cannot conclusively rely on the Value on the Acknowledgement of Fair Market Value as the loan file does not contain an Appraisal).	5	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	5	B	Compliance
Minnesota Tangible Net Benefit Disclosure	5	B	Compliance
Minnesota Tangible Net Benefit Disclosure Signed by Borrower	5	B	Compliance
Ohio Consumer Sales Practices Act (No Documentation of Tangible Net Benefit Analysis)	4	B	Compliance
Wyoming Uniform Consumer Credit Code (Statement of Rate Not Provided)	4	B	Compliance
90 Day RNY has been discontinued effective June 1, 2024. Most recent available index value used for bona fide discount point testing.	3	B	Compliance
HELOC Fees Used For Testing	2	B	Compliance
Acknowledgement of Borrower Receipt of Notice of Special Flood Hazard Disclosure Missing	2	B	Compliance
Missing Initial Loan Application Test	2	B	Compliance
(State HPML) Connecticut Non-Prime Home Loan (APR Exceeds Non-Prime Threshold)	2	B	Compliance
Disbursement Date Missing Test	2	B	Compliance
(State High Cost) New York High-Cost Loan (Points and Fees)	1	B	Compliance
Colorado Home Loan (Tangible Net Benefit Disclosure Not Provided)	1	B	Compliance
South Carolina Home Loan (Complaint Agency Disclosure Not Provided)	1	B	Compliance
Right of Rescission Timing HELOC - Receipt Date Missing	1	B	Compliance
Notice of Right To Cancel Not Provided to All Required Parties	1	B	Compliance
Right of Rescission Timing - Note Date used as Transaction Date	1	B	Compliance
(State High Cost) Georgia High-Cost Loan (Points and Fees)	1	B	Compliance
(State HPML Disclosure) Connecticut Non-Prime Home Loan (Counseling Notice Not Provided Timely)	1	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Retained by Lender)	1	B	Compliance
(State HPML Disclosure) Connecticut Non-Prime Home Loan (Counseling Notice Not Provided)	1	B	Compliance

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Notice of Right to Cancel Missing	1	B	Compliance
(City High Cost) xxxx Threshold Loan (Points and Fees)	1	B	Compliance
(County High Cost) xxxx County Threshold Loan (Points and Fees)	1	B	Compliance
Missing Initial Loan Application Testing	1	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	1	B	Compliance
Ohio Consumer Sales Practices Act (Ability to Repay not Verified)	1	B	Compliance
Wyoming Uniform Consumer Credit Code (Charge for Insurance without Meeting Required Conditions)	1	B	Compliance
(State High Cost) New Jersey High-Cost Loan (Points and Fees)	1	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided)	1	B	Compliance
Title Policy Coverage is less than Original Loan Amount.	246	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	80	B	Credit
Missing Document: 1007 Rent Comparison Schedule not provided	79	B	Credit
Ineligible Property Type.	32	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	23	B	Credit
Credit Exception:	13	B	Credit
Guideline Requirement: Combined High loan to value discrepancy.	12	B	Credit
REO Documents are missing.	10	B	Credit
Guideline Requirement: Maximum Line Limit discrepancy.	8	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	7	B	Credit
Title search shows negative impact on title.	5	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	4	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	4	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	4	B	Credit
Incomplete Document: 1003 Initial - Lender’s is incomplete	4	B	Credit
Borrower has been on current job less than 2 years, and prior employment history was not documented as required.	3	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	3	B	Credit
Minimum of 600 square feet of gross living area required per company guidelines.	2	B	Credit
Housing history reflects lates that do not meet guidelines.	2	B	Credit
Appraisal is required to be in name of Lender	2	B	Credit
Subject Property is greater than 10 acres.	2	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has not been inspected.	2	B	Credit
Income Docs Missing:	2	B	Credit
1003 Error: Birth Date was not provided	1	B	Credit
Missing Document: AVM not provided	1	B	Credit
Guideline Issue: Bankruptcy timeline outside of credit guidelines	1	B	Credit
Missing Document: Verification of Rent (VOR) / Verification of Mortgage (VOM) not provided	1	B	Credit

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Loan originated as Primary residence, yet URLA declarations indicates borrower will not occupy.	1	B	Credit
Subject is a non-standard property type.	1	B	Credit
Valuation Issue: Subject use is illegal for zoning.	1	B	Credit
Available for Closing is insufficient to cover Cash From Borrower.	1	B	Credit
Loans cannot close in Trust.	1	B	Credit
Miscellaneous Credit (Non-Material):	1	B	Credit
Aged document: Credit Report is more than 90 days prior to the note date.	1	B	Credit
The borrower is self-employed. Guidelines require verification of the borrower’s business within 30 days of the note date.	1	B	Credit
Insurance address does not match Note address.	1	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	1	B	Credit
Appraiser has disciplinary action with an end date within a year of appraisal effective date.	1	B	Property

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